Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Microfield Graphics, Inc. (the “Company”) on Form 10–QSB for the quarterly period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Conroy, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes–Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John B. Conroy
John B. Conroy
Chief Executive Officer
August 13, 2002